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                 CROWN CORK & SEAL COMPANY, INC.

                              Debt Securities


                              TERMS AGREEMENT


June 9, 1994

Crown Cork & Seal Company, Inc.
9300 Ashton Road
Philadelphia, Pennsylvania 19136
Attention:  Mr. Craig R.L. Calle
           Vice President and Treasurer

Ladies and Gentlemen:

         We offer to purchase, on and subject to the terms and conditions of the Underwriting Agreement filed as an exhibit to the registration statement of Crown Cork & Seal Company, Inc. (the "Company") on Form S-3 (No. 33-56252) (the "Underwriting Agreement"), the following securities (collectively, the "Securities") on the following terms:

           7% Notes Due 1999.

           Principal Amount:           $100,000,000.

           Interest:                   7% per annum, from June
                                       16, 1994, payable
                                       semiannually on June 15
                                       and December 15 of each
                                       year, commencing December
                                       15, 1994, to holders of
                                       record on the preceding
                                       June 1 or December 1,
                                       as the case may be.

            Maturity:                  June 15, 1999.

            Optional redemption:       None.

            Sinking Fund:              None.

            Delayed Delivery
            Contracts:                 None.

            Other:                     Section 10.11 of the
                                       Indenture shall be
                                       applicable.

            Purchase Price:            99.11% of principal
                                       amount, plus accrued
                                       interest, if any, from
                                       June 16, 1994.
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             Expected Reoffering
             Price:                    99.71% of principal
                                       amount, subject to change
                                       by the undersigned.

             Closing: 10:00 A.M., New York City time, on June 16, 1994, at the offices of Simpson
                                       Thacher & Bartlett, with
                                       payment to be made in New
                                       York Clearing House (next
                                       day) funds.

         The respective principal amounts of the Securities to be purchased by each of the Underwriters are set forth opposite their names in Schedule A hereto.

         It is understood that we may, with your consent, amend this offer to add additional Underwriters and reduce the aggregate principal amount to be purchased by the Underwriters listed in Schedule A hereto by the aggregate principal amount to be purchased by such additional Underwriters.

         The provisions of the Underwriting Agreement are incorporated herein by reference, except that the letter of Price Waterhouse to be delivered on or prior to the date hereof pursuant to Section 5(a) of the Underwriting Agreement shall not be required, and the matters to have been set forth in such letter shall instead be included in the letter of Price Waterhouse dated the Closing Date (as defined in the Underwriting Agreement) and delivered pursuant to subsection 5(h) of the Underwriting Agreement, which letter must be satisfactory in form and substance to the Underwriters.

         The Securities will be made available for checking and packaging at the office of Chemical Bank, New York, New York at least 24 hours prior to the Closing Date.

         Please signify your acceptance of our offer by signing the enclosed response to us in the space provided and returning it to us.





                               Very truly yours,




                                SALOMON BROTHERS INC
                                CS FIRST BOSTON CORPORATION
                                As Underwriters

                                By SALOMON BROTHERS INC



                                By  /s/  Jeffrey R. Cameron
                                        Title: Vice President
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TO:  SALOMON BROTHERS INC
        CS FIRST BOSTON CORPORATION
         As Underwriters,


                                      c/o Salomon Brothers Inc
                                      7 World Trade Center
                                      New York, N.Y.  10048



         We accept the offer contained in your letter, dated June 9, 1994, relating to $100 million principal amount of our 7% Notes due 1999. We also confirm that, to the best of our knowledge after reasonable investigation, the representations and warranties of the undersigned in the Underwriting Agreement filed as an exhibit to the undersigned's registration statement on Form S-3 (No. 33-56252) (the "Underwriting Agreement") are true and correct, no stop order suspending the effectiveness of the Registration Statement (as defined in the Underwriting Agreement) or of any part thereof has been issued and no proceedings for that purpose have been instituted or, to the knowledge of the undersigned, are contemplated by the Securities and Exchange Commission and, subsequent to the respective dates of the most recent financial statements in the Prospectus (as defined in the Underwriting Agreement), there has been no material adverse change in the financial position or results of operations of the undersigned and its subsidiaries except as set forth in or contemplated by the Prospectus.

                                 Very truly yours,
                                 CROWN CORK & SEAL COMPANY, INC.


                                 By  /s/  Craig R.L. Calle
                                    Craig R.L. Calle
                                    Vice President and Treasurer
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                                SCHEDULE A

                                           Principal Amount
     Underwriter                               of Notes


    Salomon Brothers Inc . . . . . . . . .    $  50,000,000
    CS First Boston Corporation. . . . . .    $  50,000,000

    Total. . . . . . . . . . . . . . . . .    $ 100,000,000

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